SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):
October 29, 2003 (October 27, 2003)

PEROT SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22495 (Commission File Number)	75-2230700 (IRS Employer Identification No.)

2300 West Plano Parkway
Plano, Texas 75075

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:
(972) 577-0000

ITEM 5. OTHER EVENTS.

     On October 27, 2003 Perot Systems Corporation issued a press release announcing the addition of Cecil H. “C.H.” Moore, Jr. to its Board of Directors, a copy of which is filed as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibit

99.1	Press Release dated October 27, 2003 regarding election of C.H. Moore.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2003	PEROT SYSTEMS CORPORATION

	By:	/s/ Rex C. Mills Rex C. Mills Assistant Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release dated October 27, 2003 regarding election of C.H. Moore.